                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported)     July 26, 2007
                                                          ----------------------

                              OVERHILL FARMS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           NEVADA                     001-16699                 75-2590292
----------------------------        ------------            -------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)

                2727 EAST VERNON AVENUE, VERNON, CALIFORNIA 90058
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code     (323) 582-9977
                                                          ----------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

         NOTICE OF EARNINGS RELEASE

         On July 26, 2007, Overhill Farms, Inc. (the "Company") issued a press release announcing that the Company anticipates announcing third quarter 2007 earnings on Wednesday, August 8, 2007. A copy of the press release is furnished in Item 9.01 of this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial Statements of Businesses Acquired.
       --------------------------------------------

       Not applicable.

(b)    Pro Forma Financial Information.
       --------------------------------

       Not applicable.

(c)    Shell Company Transactions.
       ---------------------------

       Not applicable.

(d)    Exhibits.
       ---------

   Number        Description
   ------        -----------

    99.1         Press release dated July 26, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2007

                                  OVERHILL FARMS, INC.

                                  By: /s/ JOHN L. STEINBRUN
                                      ------------------------------------------
                                      John L. Steinbrun, Chief Financial Officer


                                        3